Issued on June 11, 2020
Exhibit 10.3
MAIN STREET PRIORITY LOAN FACILITY
BORROWER CERTIFICATIONS AND COVENANTS
INSTRUCTIONS AND GUIDANCE
Reference is made to the Main Street Priority Loan Facility (the “Facility”), which has been authorized under section 13(3) of the Federal Reserve Act (the “FRA”). Under the Facility, the Federal Reserve Bank of Boston (the “Reserve Bank”), acting under the direction of the Board of Governors of the Federal Reserve System (the “Board” and, together with the twelve Federal Reserve Banks, the “Federal Reserve”), has committed to lend to a special purpose vehicle, MS Facilities LLC, a Delaware limited liability company (the “SPV”), on a recourse basis. The SPV will purchase 95 percent participations in certain eligible loans made by eligible lenders to eligible borrowers. Eligible lenders will retain 5 percent of each such eligible loan. The Secretary of the Treasury (“Secretary”) has committed funds appropriated to the Exchange Stabilization Fund under section 4027 of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) to the SPV in connection with the Facility, the Main Street New Loan Facility, and the Main Street Expanded Loan Facility (each, a “Main Street Facility”).
INSTRUCTIONS: To participate in the Main Street Priority Loan Facility, the borrower (the “Borrower”) must provide the following certifications and covenants (the “Borrower Certifications and Covenants”) in a writing executed, on behalf of the Borrower, by its principal executive officer and principal financial officer (or individuals performing similar functions)1 in connection with the loan (the “Eligible Loan”) to be made by the eligible lender (the “Eligible Lender”) to the Borrower under the Facility. For purposes of these certifications and covenants, the Federal Reserve’s current Frequently Asked Questions (“FAQs”) on the Main Street Facilities, as posted on the website of the Board or the Reserve Bank as of the date hereof, are incorporated by reference. The Borrower may rely on the clarifications and interpretations provided in the FAQs, to the extent applicable.
1.    Facility Borrower Eligibility Certifications and Covenants.
1.A.Borrower Is a Business. The Borrower must certify that it is a Business. For purposes of the Borrower Certifications and Covenants, “Business” means an entity that is organized for profit as a partnership; a limited liability company; a corporation; an association; a trust; a cooperative; a joint venture with no more than 49 percent participation by foreign business entities; a tribal business concern that is (i) wholly owned by one or more Indian tribal governments, or by a corporation that is wholly owned by one or more Indian tribal governments, or (ii) owned in part by one or more Indian tribal governments, or by a corporation that is wholly owned by one or more Indian tribal governments, if all other owners are either U.S. citizens or Businesses; or any other form of organization that has been publicly designated by the Federal Reserve as a “Business.”2
1.B.Date of Establishment. The Borrower must certify that it was established prior to March 13, 2020. For purposes of this certification, “established” means the date of formation, incorporation, or organization for any registered entity under the laws of the United States, one of the several states of the United States, the District of Columbia, any of the territories and possessions of the United States, or an Indian tribal government.
1.C.Not an Ineligible Business. The Borrower must certify that, after reasonable, good faith diligence, it has no reason to believe it is an Ineligible Business.
1 If the principal executive officer and principal financial officer of a Borrower are the same individual, the second signatory should be the next-in-line officer or employee of the Borrower that works in a financial or accounting capacity.
2 Any such designations will be published in FAQs posted to the website of the Board or the Reserve Bank.

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•For purposes of the Borrower Certifications and Covenants, an “Ineligible Business” means a business of any of the types listed in 13 CFR 120.110(b)-(j), (m)-(s), as modified and clarified by Small Business Administration (“SBA”) regulations for purposes of the Paycheck Protection Program (“PPP”) on or before April 24, 2020. Such modifications and clarifications include the SBA’s recent interim final rules available at 85 Fed. Reg. 20811, 85 Fed. Reg. 21747, and 85 Fed. Reg. 23450. The Federal Reserve may further modify the application of these restrictions to Main Street.3
•Reasonable, Good Faith Diligence. For purposes of this certification, Eligible Borrowers are expected to review the list of Ineligible Businesses in 13 CFR 120.110(b)-(j), (m)-(s), and make a reasonable, good faith effort to determine if the Borrower’s activities or ownership would cause it to be classified within one of the listed ineligible categories. If representatives of the Borrower have reason to believe that the Borrower may be an Ineligible Business under the categories listed in that regulation, Borrowers are expected to conduct further inquiry into the SBA’s interpretations of such categories, including in the interim final rules, and to reference the FAQs.
1.D. Maximum Size. The Borrower must certify that it meets at least one of the following two conditions: (i) the Borrower has 15,000 employees or fewer, or (ii) the Borrower had 2019 annual revenues of $5 billion or less. The Borrower must meet at least one of these conditions, but is not required to meet both.
•Number of Employees. To determine the number of its employees, the Borrower should follow the framework set out in the Small Business Administration’s regulation at 13 CFR 121.106. As set out in that regulation, the Borrower should count as employees all full-time, part-time, seasonal, or otherwise employed persons, excluding volunteers and independent contractors. The Borrower should count its own employees and those employed by its affiliates. In order to determine the applicable number of employees, the Borrower should use the average of the total number of persons employed by the Borrower and its affiliates for each pay period over the 12 months prior to the origination of the Eligible Loan.
•Amount of Revenues. To determine its 2019 annual revenues, the Borrower must aggregate its revenues with those of its affiliates. The Borrower may use either of the following methods to calculate 2019 annual revenues for purposes of determining eligibility: (1) the Borrower may use its (and its affiliates’) annual “revenue” as reflected on its fiscal year 2019 audited financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”); or (2) the Borrower may use its (and its affiliates’) annual receipts for the fiscal year 2019, as reported to the Internal Revenue Service. For purposes of the Facility, the term “receipts” has the same meaning used by the Small Business Administration in 13 CFR 121.104(a). If the Borrower (or its affiliate) does not yet have 2019 audited financial statements prepared in accordance with U.S. GAAP or annual receipts for 2019, the Borrower (or its affiliate) should use its most recent audited financial statements or annual receipts.
•Identifying Affiliates. For purposes of the Borrower Certifications and Covenants, the Borrower should identify its affiliates in accordance with the affiliation principles set forth in 13 CFR 121.301(f) (1/1/2019 ed.).
3 Any such modifications will be published in the FAQs posted to the website of the Board or the Reserve Bank.

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1.E. Other Similar Credit Programs. The Borrower must certify that it has not also participated in, and commit that it will not seek to participate simultaneously in, the Main Street New Loan Facility, the Main Street Expanded Loan Facility, or the Primary Market Corporate Credit Facility (a facility established by the Federal Reserve under section 13(3) of the FRA, using equity committed by the Secretary, to support bond and loan issuances). For the avoidance of doubt, a Borrower that has received a PPP loan is permitted to borrow under the Facility, provided that it meets the other Facility eligibility criteria.
2.    CARES Act Borrower Eligibility Certifications and Covenants.
2.A.Specific Support under CARES Act. Consistent with the definition of an “eligible business” under section 4002(4) of the CARES Act, the Borrower must certify that it has not received specific support pursuant to the Coronavirus Economic Stabilization Act of 2020 (Subtitle A of Title IV of the CARES Act). For purposes of this certification, a Borrower is ineligible only if it has received support pursuant to section 4003(b)(1)-(3) of the CARES Act.
2.B.U.S. Business Requirement. The Borrower must certify that it is a business that is created or organized in the United States or under the laws of the United States and that has significant operations in and a majority of its employees based in the United States, consistent with section 4003(c)(3)(C) of the CARES Act.
•Created or Organized. A business is created or organized in the United States if it is created or organized under the laws of the United States, one of the several states of the United States, the District of Columbia, any of the territories and possessions of the United States, or an Indian tribal government.
•Significant Operations. To determine if it has “significant operations” in the United States, the Borrower’s operations should be evaluated on a consolidated basis together with its subsidiaries, but not its parent companies or sister affiliates. For example, the Borrower has significant operations in the United States if, when consolidated with its subsidiaries, greater than 50 percent of the Borrower’s (i) assets are located in the United States; (ii) annual net income is generated in the United States; (iii) annual net operating revenues are generated in the United States; or (iv) annual consolidated operating expenses (excluding interest expense and any other expenses associated with debt service) are generated in the United States. This is a non-exhaustive list of examples that reflects the principles that should be applied by the Borrower when evaluating its eligibility under this criterion.
•Majority of Employees. To determine if it has “a majority of its employees” in the United States, the Borrower’s operations should be evaluated on a consolidated basis together with its subsidiaries, but not its parent companies or sister affiliates. As set out in 13 CFR 121.106, the Borrower should count as employees all full-time, part-time, seasonal, or otherwise employed persons, excluding volunteers and independent contractors. In order to determine the applicable number of employees, the Borrower should use the average of the total number of persons employed by the Borrower and its subsidiaries for each pay period over the 12 months prior to the origination of the Eligible Loan under the Facility.
2.C. Eligible under Conflicts of Interest Prohibition. Section 4019(c) of the CARES Act requires the principal executive officer and principal financial officer (or individuals performing similar functions) of a Borrower to certify to the Secretary and the Board that the Borrower is not a Covered Entity.
•For purposes of the Borrower Certifications and Covenants, “Covered Entity” means an entity in which a Covered Individual directly or indirectly holds a Controlling Interest.

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•For purposes of the Borrower Certifications and Covenants, “Covered Individual” means the President, the Vice President, the head of an Executive department as defined in 5 U.S.C. § 101, or a member of Congress (each a “Government Official” and collectively “Government Officials”), and the spouse, child, son-in-law, or daughter-in-law, as determined under applicable common law, of the Government Official (each a “Family Member” and any group of which are “Family Members”). The term “child” includes a step-child, but the term “spouse” does not include an ex-spouse. To determine a Covered Individual’s equity interest in an entity, the Government Official’s and Family Members’ equity interests shall be aggregated.
•For purposes of the Borrower Certifications and Covenants, a “Controlling Interest” means owning, controlling, or holding not less than 20 percent, by vote or value, of the outstanding amount of any class of equity interest in an entity. An “equity interest” means (a) shares, (b) capital or profit interest in a limited liability company or partnership, or (c) a warrant or right (other than a right to convert) to purchase, sell, or subscribe to any such equity interest. The determination of whether a Covered Individual directly or indirectly holds a Controlling Interest in an entity must take into account a Covered Individual’s direct interest in the entity as well as a Covered Individual’s interest in any entity that directly or indirectly has an interest in such entity (e.g., the entity’s parent companies).
◦Direct Interests. If a Covered Individual directly owns, controls, or holds 20 percent or more, by vote or value, of the outstanding amount of any class of equity interest in an entity that is seeking to enter into a transaction with the Facility, that entity is a Covered Entity.
◦Indirect Interests. For the purpose of determining the amount of an equity interest indirectly owned or held by a Covered Individual in an entity:
A Covered Individual’s indirect equity interest by value (i.e., economic interest that may or may not include voting rights) shall be calculated on a proportional basis, taking into account any partial ownership of the relevant entity’s parents.
•For example, if a Government Official owns 25 percent of the economic interest in Company A, and Company A owns 40 percent of the outstanding amount of a class of voting securities of Company B, the Government Official is deemed to own 10 percent of the class of voting securities of Company B.
For the purpose of determining the amount of an equity interest indirectly controlled by a Covered Individual in an entity:
•A Covered Individual shall be deemed to indirectly control an equity interest in an entity if he or she controls, directly or indirectly, the entity that owns or holds the equity interest.
•An individual or entity shall be deemed to control another entity only when the individual or entity owns or holds a majority of the voting interest in such entity, or is, or holds a majority of the voting interest in, the general partner of such entity.
•For example, if a Government Official owns a 51 percent voting interest in Company A, which owns a 51 percent voting interest in Company B, which owns 20 percent of the equity interests of Company C, the Government Official shall be deemed to control 20 percent of the equity interests of Company C.

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◦Shares. A share is considered an ownership interest without regard to whether the share is transferrable or classified as stock or anything similar and without regard to whether the share is a voting security. For example, a nonvoting preferred share would be considered a share.
◦Warrants or Rights. If the Covered Individual has warrants or other rights (other than a right to convert), calculate the Covered Individual’s interest in the underlying equity interest on a fully diluted basis assuming that both the individual and other holders of such warrants or rights have exercised such interests. Warrants, options, and similar rights must be counted even if they are unexercised or “out of the money.” For example, when calculating an individual’s percentage in an equity interest, use the following formula:

(Individual′s shares in a class) + (Individual′s options and warrants in that class)
(Total outstanding shares in that class, assuming all warrants or rights are exercised)
•Basis for Certification: Reasonable Diligence. In light of limited public information on ownership interests of Government Officials, and that the identities of Government Officials’ Family Members are not disclosed or reported in any routine or comprehensive manner, it is necessary to prescribe the level of diligence required to make a conflict of interest certification in good faith. To determine whether any Covered Individual holds a Controlling Interest in an entity, it is necessary and sufficient for the entity to undertake the following reasonable diligence:
◦Entities must take into account the ownership, control, and holding of any equity interest of any size if the entity has actual knowledge that a Covered Individual, directly or indirectly, owns, controls, or holds the interest.
◦Entities must determine the beneficial owner of any 5 percent or greater equity interest of the entity and determine whether such beneficial owner is a Covered Individual (i) by checking the name of each such beneficial owner against a list of all Government Officials (link here) and (ii) if the entity has not otherwise been able to confirm whether such beneficial owner is a Family Member, by asking each such beneficial owner whether the owner is a Family Member. If the aggregate amount of equity interests owned by the identified beneficial owners, together with the aggregate percentage ownership determined from actual knowledge in (i) above, is less than 20 percent, an entity need not determine if the identified beneficial owners are Family Members.
◦To determine the identity of beneficial owners of publicly traded securities, Borrowers may rely on information disclosed by such persons in reporting under sections 13(d) and 13(g) of the Securities Exchange Act of 1934 (15 U.S.C. §§ 78m(d), 78m(g)).
2.D. Direct Loan Restrictions. The Borrower must commit to comply with the compensation, stock repurchase, and capital distribution restrictions that apply to direct loan programs under section 4003(c)(3)(A)(ii) of the CARES Act, except that an S corporation or other tax pass-through entity that is

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a Borrower may make distributions to the extent reasonably required to cover its owners’ tax obligations in respect of the Borrower’s earnings.

•Limits on Compensation. The following restrictions apply to compensation of officers and employees of Borrowers that exceeds $425,000 and, where applicable, $3,000,000, in calendar year 2019 or the Subsequent Reference Period (as defined below).
◦Officer or employee: “Officer or employee” means an individual who performs compensated services for the Borrower and either:
(i)for whom, in connection with those services, the Borrower would be responsible for reporting the compensation on Form W-2 and withholding federal income taxes under IRS rules applicable to U.S. citizen employees in a state or the District of Columbia (regardless of whether the compensation paid to the individual is actually subject to federal income tax withholding, and whether or not tax is withheld); or
(ii)is a partner in a partnership, a member of a limited liability company, or other similar structure. Officer or employee does not include an independent director or an independent contractor.
•Total Compensation: “Total Compensation” includes salary, bonuses, awards of stock, and other financial benefits provided by the Borrower and its affiliates to an officer or employee of the Borrower.4
◦Restrictions on compensation for employees or officers with total compensation of between $425,000 and $3,000,000. No employee or officer whose total compensation exceeded $425,000, but was less than or equal to $3,000,000, in calendar year 2019 or the Subsequent Reference Period will, until 12 months after the date on which the Eligible Loan is no longer outstanding:
•receive from the Borrower total compensation which exceeds, during any 12 consecutive month period, the total compensation received by the officer or employee from the Borrower in calendar year 2019 or the Subsequent Reference Period; or
•receive from the Borrower severance pay or other benefits upon termination of employment with the Borrower, which exceeds twice the maximum total compensation received by the officer or employee from the Borrower in calendar year 2019 or the Subsequent Reference Period.
•Exception. These restrictions do not apply to an employee whose compensation is determined through an existing collective bargaining agreement entered into prior to March 1, 2020. For purposes of this exception, the term “employee” has the same meaning given the term in section 2 of the National Labor Relations Act (29 U.S.C. § 152); and includes any individual employed by an employer subject to the Railway Labor Act (45 U.S.C. § 151 et seq.).
4 Borrowers should consult the FAQs for additional guidance on “Total Compensation” before signing the Borrower Certifications and Covenants.

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◦Restrictions on compensation for employees or officers with total compensation exceeding $3,000,000. No employee or officer whose total compensation exceeded $3,000,000 in calendar year 2019 or the Subsequent Reference Period will, until 12 months after the date on which the Eligible Loan is no longer outstanding:
•receive, during any 12 consecutive month period, total compensation in excess of the sum of (1) $3,000,000; and (2) 50 percent of the excess over $3,000,000 of the total compensation received by the officer or employee from the Borrower in calendar year 2019 or the Subsequent Reference Period; and
•except for an employee whose compensation is determined through an existing collective bargaining agreement entered into prior to March 1, 2020, receive from the Borrower severance pay or other benefits upon termination of employment with the Borrower, which exceeds twice the maximum total compensation received by the officer or employee from the Borrower in calendar year 2019 or the Subsequent Reference Period. For purposes of this exception, the term “employee” has the same meaning given the term in section 2 of the National Labor Relations Act (29 U.S.C. § 152); and includes any individual employed by an employer subject to the Railway Labor Act (45 U.S.C. § 151 et seq.).
◦Restrictions applicable to new hires and existing officers or employees who become highly compensated. For an officer or employee whose employment with a Borrower started during 2019 or later, the “Subsequent Reference Period” is the 12-month period starting from the end of the month in which the officer or employee commenced employment, if such officer’s or employee’s total compensation exceeds $425,000 (or $3,000,000) during such period. For an officer or employee whose total compensation first exceeds $425,000 during a 12-month period ending after 2019, the “Subsequent Reference Period” is the 12-month period starting from the end of the month in which the officer or employee’s total compensation first exceeded $425,000 (or $3,000,000).
•Limits on repurchases of equity securities. The following restrictions on repurchases apply to Borrowers that have, or have a parent company that has, equity securities that are listed on a national securities exchange. The term equity security has the same meaning as in section 3(a) of the Securities Exchange Act of 1934. The term national securities exchange means an exchange registered as a national securities exchange under section 6 of the Securities Exchange Act of 1934. For purposes of these restrictions, the term repurchase includes a redemption of an equity security.
◦Restrictions applicable to the Borrower’s repurchases of its own shares. Until 12 months after the date on which the Eligible Loan is no longer outstanding, a Borrower must commit not to repurchase an equity security that is issued by the Borrower and listed on a national securities exchange.
◦Restrictions applicable to the Borrower’s repurchases of shares of its parent company. While the Eligible Loan is outstanding, the Borrower also must commit to not repurchase an equity security issued by any of its parent companies that is listed on a national securities exchange. A parent company means any company that consolidates the Borrower for purposes of financial reporting, such as under rules of consolidation established by the Securities Exchange Commission or U.S. GAAP.

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◦Exception. Restrictions on repurchases of equity securities by the Borrower or a parent company do not apply to any repurchases required under a contractual obligation that was in effect as of March 27, 2020.
•Limits on distributions. Until 12 months after the date on which the Eligible Loan is no longer outstanding, the Borrower must agree not to pay dividends or make other capital distributions with respect to the common stock equivalents of the Borrower, except as provided below. For purposes of these restrictions, the term “common stock equivalents” includes common stock in a corporation and equivalent interests in a partnership, limited liability company, a business organized as a trust or other legal entity. Dividends and other capital distributions means any payment made with respect to the Borrower’s common stock equivalents, including a discretionary dividend payment. In addition, preferred stock or any other equity interest in a Borrower that provides for mandatory or preferential payment of dividends or other distributions shall be subject to these restrictions unless both the equity interest and the obligation to pay dividends or distributions existed as of March 27, 2020. Dividends and other capital distributions do not include repurchases or redemptions.
◦S Corporations and other tax pass-through entities. A Borrower that is an S corporation or other tax pass-through entity may make distributions in respect of its common stock equivalents to the extent reasonably required to cover its owners’ tax obligations in respect of the entity’s earnings. Such distributions shall be subject to an annual reconciliation, with any surplus or deficiency to be deducted from or added to distributions, as applicable, in the following year.
3.    FRA and Regulation A Borrower Eligibility Certifications.
3.A.Unavailability of Credit. Consistent with 12 CFR 201.4(d)(8), the Borrower must certify that it is unable to secure adequate credit accommodations from other banking institutions. This does not necessarily mean that no other credit is available for the Borrower’s purposes. Rather, the Borrower can certify that it is unable to secure “adequate credit accommodations” because the amount, price, or terms of credit available from other sources are inadequate for the Borrower’s needs during the current unusual and exigent circumstances.
3.B.Solvency. Under section 13(3) of the FRA, the Borrower must certify that it is not Insolvent as that term is used in 12 CFR 201.4(d)(5)(iii). For purposes of this certification, a Borrower is “Insolvent” if it is in bankruptcy, resolution under Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or any other Federal or State insolvency proceeding (as defined in paragraph B(ii) of section 13(3) of the Federal Reserve Act), or if it was “generally failing to pay undisputed debts as they become due” during the 90 days preceding the date of borrowing. For purposes of this certification, a Borrower has been “generally failing to pay undisputed debts as they become due” during the 90 days preceding the date hereof to the extent it is behind on its debts for reasons other than disruptions to its business resulting from the Coronavirus Disease 2019 (“COVID-19”) pandemic. For the avoidance of doubt, a person or entity would not be Insolvent or “generally failing to pay its undisputed debts as they become due” if it is behind on its debts because of reduced business activity resulting from stay-at-home, shelter-in-place, social distancing, or other similar orders or recommendations by federal, state, or local government authorities related to the COVID-19 pandemic. Additionally, a person or entity would not be Insolvent if expected and routine sources of funding were unexpectedly unavailable due to market conditions resulting from the COVID-19 pandemic. If, however, a person or entity is failing to pay its undisputed debts as they become due for reasons unrelated to the COVID-19 pandemic, then it is Insolvent. For

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example, a person or entity is Insolvent if it was generally failing to pay its undisputed debts in the 90 days preceding the later of March 1, 2020, or the date on which changes in its business activity related to the COVID-19 pandemic commenced.
4.    Eligible Loan Certifications.
4.A. Financial Records. The Borrower must certify that (i) it has provided financial records to the Eligible Lender and a calculation of the Borrower’s (and, if relevant, the Borrower’s affiliates’ and/or Selected Subsidiaries’) adjusted 2019 earnings before interest, taxes, depreciation, and amortization (“EBITDA”), reflecting only those adjustments permitted pursuant to the methodology that the Borrower agreed upon with the Eligible Lender, and (ii) such financial records fairly present, in all material respects, the financial condition of such entities for the period covered thereby in accordance with U.S. GAAP (if applicable), consistently applied, and that such adjusted EBITDA calculations are true and correct in all material respects.
•Borrowers are expected to submit statements to the Lender as follows:5
◦U.S. GAAP Compliance: Borrowers that are subject to U.S. GAAP reporting requirements or that already prepare their financials in accordance with U.S. GAAP must submit U.S. GAAP-compliant financial records in connection with this certification. Borrowers that do not have to comply with U.S. GAAP and that do not typically prepare their financials in accordance with U.S. GAAP are not required to submit U.S. GAAP compliant financials.
◦Financial Statements: Borrowers that typically prepare audited financial statements must submit audited financial statements. Otherwise Borrowers should submit reviewed financial statements or financial statements prepared for the purpose of filing taxes. If a Borrower does not yet have audited or reviewed financial statements for 2019, the Borrower should use its most recent audited or reviewed financial statements.
◦Consolidation: Borrowers that typically prepare financial statements that consolidate the Borrower with its subsidiaries (but not its parent companies or sister affiliates) must submit such consolidated financial statements. If a Borrower does not typically prepare consolidated financial statements, it is not required to do so, unless so required by the Lender.
•For purposes of the Borrower Certifications and Covenants, “Selected Subsidiaries” means one or more operating subsidiaries selected by the Borrower to provide a guarantee for the Eligible Loan on a joint and several basis, provided that (i) a Borrower is only required to designate Selected Subsidiaries if it is a holding company, all or substantially all of the assets of which comprise equity interests in other entities; (ii) each Selected Subsidiary must itself be eligible to borrow under the Facility’s eligibility criteria; (iii) the aggregate adjusted 2019 EBITDA of the Selected Subsidiaries must be used to calculate the Borrower’s maximum loan size under the Facility (in addition to the other tests, as applicable); and (iv) if the Eligible Loan is secured, then the Selected Subsidiaries’ guarantees are also secured.
4.B. Unsecured Eligible Loans – Pari Passu. The Borrower must certify that, if the Eligible Loan is unsecured, then the Borrower’s other Loans or Debt Instruments (other than Mortgage Debt) are
5 The same framework should be applied to the Borrower’s affiliates or Selected Subsidiaries, where applicable.

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unsecured at the time of origination of the Eligible Loan, as well. For purposes of this certification, the “Borrower’s other Loans or Debt Instruments” shall be read to include the Loans or Debt Instruments of the Selected Subsidiaries, if any, on an aggregate basis.
•For purposes of the Borrower Certifications and Covenants:
◦“Loans or Debt Instruments” means debt for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, and all guarantees of the foregoing.
◦“Mortgage Debt” means (i) debt secured by real property at the time of the Eligible Loan’s origination; and (ii) limited recourse equipment financings (including equipment capital or finance leasing and purchase money equipment loans) secured only by the acquired equipment.
4.C. Secured Eligible Loans – Valuations and Calculations. The Borrower must certify that, if the Eligible Loan is secured, then the Borrower has provided the Eligible Lender with (i) good faith valuations of any collateral security for the Eligible Loan (including security for the Selected Subsidiaries’ guarantees, if applicable) at the time of origination of the Eligible Loan, (ii) good faith valuations of any collateral security for each of the Borrower’s other Loans or Debt Instruments (other than Mortgage Debt) at the time of origination of the Eligible Loan, (iii) good faith calculation of the outstanding aggregate principal amount of each of the Borrower’s other Loans or Debt Instruments (other than Mortgage Debt) at the time of origination of the Eligible Loan, and (iv) confirmation as to whether any collateral security for the Eligible Loan (including security for the Selected Subsidiaries’ guarantees, if applicable) is Shared Collateral (all of the foregoing, “Lien and Collateral Valuation Reporting”). For purposes of this certification, the “Borrower’s other Loans or Debt Instruments” shall be read to include the Loans or Debt Instruments of the Selected Subsidiaries, if any, on an aggregate basis.
•For purposes of the Borrower Certifications and Covenants, “Shared Collateral” means any collateral security for the Eligible Loan (including security for the Selected Subsidiaries’ guarantees, if applicable) that is also collateral security for any of the Borrower’s other Loans or Debt Instruments (other than Mortgage Debt).
4.D. Secured Eligible Loans – Shared Collateral. The Borrower must certify that, if the Eligible Loan is secured, then the Borrower has no knowledge or reason to believe that the lien of the Eligible Lender in any Shared Collateral is not senior to or pari passu with the lien on such Shared Collateral that secures any of the Borrower’s other Loans or Debt Instruments (other than Mortgage Debt). For purposes of this certification, the “Borrower’s other Loans or Debt Instruments” shall be read to include the Loans or Debt Instruments of the Selected Subsidiaries, if any, on an aggregate basis.
5.    Additional Borrower Certifications and Covenants.
5.A. Prohibition on Early Repayment of Other Debt. The Borrower must commit that it will not repay the principal balance of, or pay any interest on, any debt, unless the principal or interest payment is mandatory and due, until (i) the Eligible Loan is repaid in full or (ii) neither the SPV nor a Governmental Assignee holds an interest in the Eligible Loan in any capacity. This restriction shall apply only to other debt for borrowed money of the Borrower. The Borrower may, however, at the time of origination of the Eligible Loan, use the proceeds of the Eligible Loan to refinance existing debt owed by the Borrower to a lender that is not the Eligible Lender or an affiliate of the Eligible Lender.
•For purposes of the Borrower Certifications and Covenants, “Governmental Assignee” means any of the following entities, if the SPV’s interest in the Eligible Loan is transferred or assigned

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to such entity: any Federal Reserve Bank, any vehicle authorized to be established by the Board or any Federal Reserve Bank, any entity created by an act of the United States Congress, or any vehicle established or acquired by the Department of the Treasury or any other department or agency of the Federal government of the United States.
•Mandatory and Due. With respect to debt that predates the Eligible Loan, principal and interest payments are “mandatory and due” on the future date upon which they were scheduled to be paid as of the date of origination of the Eligible Loan, or upon the occurrence of an event that automatically triggers mandatory prepayments under a contract for indebtedness that the Borrower executed prior to the date of origination of the Eligible Loan, except that any such prepayments triggered by the incurrence of new debt can only be paid at the time of origination or if such prepayments are de minimis. For the avoidance of doubt, the Borrower may continue to pay, and the Lender may request that the Borrower pay, interest or principal payments on outstanding debt on (or after) the payment due date, provided that the payment due date was scheduled prior to the date of origination of the Eligible Loan. The Borrower may not pay, and the Lender may not request that the Borrower pay, interest or principal payments on such debt ahead of schedule during the life of the Eligible Loan, unless required by a mandatory prepayment clause as specifically permitted above. For future debt incurred by the Borrower in compliance with the terms and conditions of the Eligible Loan, principal and interest payments are “mandatory and due” on their scheduled dates or upon the occurrence of an event that automatically triggers mandatory prepayments.
•Safe Harbor. The foregoing Prohibition on Early Repayment of Other Debt would not prohibit the Borrower from undertaking any of the following actions during the term of the Eligible Loan:
◦repaying a line of credit (including a credit card) in accordance with the Borrower’s normal course of business usage for such line of credit;
◦taking on and paying additional debt obligations required in the normal course of business and on standard terms, including inventory and equipment financing, provided that such debt is secured only by the newly acquired property (e.g., inventory or equipment), and, apart from such security, is of equal or lower priority than the Eligible Loan; or
◦refinancing debt that is maturing no later than 90 days from the date of such refinancing.
5.B. Prohibition on Early Cancellation or Reduction of Other Existing Credit Lines. The Borrower must commit that it will not seek to cancel or reduce any of its committed lines of credit with the Eligible Lender or any other lender until (i) the Eligible Loan is repaid in full or (ii) neither the SPV nor a Governmental Assignee holds an interest in the Eligible Loan in any capacity.
•Safe Harbor. The safe harbor to the Prohibition on Early Repayment of Other Debt is also a safe harbor to the Prohibition on Early Cancellation or Reduction of Other Existing Credit Lines.
5.C. Ability to Meet Financial Obligations for 90 Days. The Borrower must certify that it has a reasonable basis to believe that, as of the date of origination of the Eligible Loan and after giving effect to the Eligible Loan, the Borrower has the ability to meet its financial obligations for at least the next 90 days and does not expect to file for bankruptcy during that time period. In order to make this certification,

Issued on June 11, 2020
the Borrower must determine that, in addition to the foregoing, after receiving the Eligible Loan, it expects to be able to pay its undisputed debts that (i) are due as of the date hereof and (ii) become due during the 90 days following the date hereof.
5.D.Use of Proceeds. If the Borrower is a subsidiary of a foreign company, the Borrower must commit that it will use the proceeds of the Eligible Loan only for the benefit of the Borrower, its consolidated U.S. subsidiaries, and other affiliates of the Borrower that are U.S. businesses. The proceeds of the Eligible Loan may not be used for the benefit of the Borrower’s foreign parents, affiliates, or subsidiaries.
5.E.Previous Use of the Facility by the Borrower. The Borrower must certify that it has informed the Eligible Lender if it has previously received, or has a pending application to receive, funds in connection with any Main Street Facility, as well as the value of such funding. The Borrower is subject to the maximum loan size limitations of the Facility on an entity-basis, rather than on a loan basis. That is, if the Borrower receives more than one loan under the Facility, the sum of those loans cannot exceed the permissible maximum loan size of the Facility.
5.F.Previous Use of Other Credit Programs by Affiliates. The Borrower must certify that, to its knowledge after reasonable diligence, none of its affiliates has accessed the Main Street New Loan Facility, the Main Street Expanded Loan Facility, or the Primary Market Corporate Credit Facility. It must also certify that it has informed the Eligible Lender if, after reasonable diligence, it has determined that any of its affiliates has previously received, or has a pending application to receive, funds in connection with any Main Street Facility, as well as the value of such funding. An affiliated group of companies can participate in only one Main Street Facility and may not participate in both a Main Street Facility and the Primary Market Corporate Credit Facility. In no case can an affiliated group’s total participation in the Facility exceed the maximum loan size that the affiliated group is eligible to receive on a consolidated basis. As result, the Borrower’s maximum loan size is limited by its own leverage level, the leverage level of the affiliated group on a consolidated basis, and the size of any loan extended to other affiliates in the group.
5.G.Use of the Facility by Borrower That Is a Holding Company. If (and only if) the Borrower is a company, all or substantially all of the assets of which comprise equity interests in other entities, then the Borrower must certify that (i) the Eligible Loan is fully guaranteed on a joint and several basis by its Selected Subsidiaries and (ii) if the Eligible Loan is secured, then the Selected Subsidiaries’ guarantees are also secured.
6.    Indemnity. The certifications and covenants shall also include an indemnification by the Borrower of the beneficiaries of such certifications and covenants for any liability, claim, cost, loss, judgment, damage or expense that a beneficiary incurs or suffers as a result of or arising out of a material breach of any of the Borrower’s certifications or covenants contained in such document.

FORM CERTIFICATIONS AND COVENANTS: The form certifications and covenants are provided on the next page.

Issued on June 11, 2020
MAIN STREET PRIORITY LOAN FACILITY
FORM OF BORROWER CERTIFICATIONS AND COVENANTS
Reference is made to the Main Street Priority Loan Facility (the “Facility”), which has been authorized under section 13(3) of the Federal Reserve Act (the “FRA”). Under the Facility, the Federal Reserve Bank of Boston (the “Reserve Bank”), acting under the direction of the Board of Governors of the Federal Reserve System (the “Board” and, together with the twelve Federal Reserve Banks, the “Federal Reserve”), has committed to lend to a special purpose vehicle, MS Facilities LLC, a Delaware limited liability company (the “SPV”), on a recourse basis. The SPV will purchase 95 percent participations in certain eligible loans made by eligible lenders to eligible borrowers. Eligible lenders will retain 5 percent of each such eligible loan. The Secretary of the Treasury (“Secretary”) has committed funds appropriated to the Exchange Stabilization Fund under section 4027 of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) to the SPV in connection with the Facility, the Main Street New Loan Facility, and the Main Street Expanded Loan Facility (each, a “Main Street Facility”).
Reference is further made to the Main Street Priority Loan Facility Borrower Certifications and Covenants Instructions and Guidance (the “Instructions”) immediately preceding these Main Street Priority Loan Facility Borrower Certifications and Covenants.
I, the undersigned principal executive officer or principal financial officer, or other authorized officer performing similar functions of the borrower named below (the “Borrower”), in such capacity, make these certifications and covenants (these “Borrower Certifications and Covenants”) to the SPV, the lender named below as the eligible lender (the “Eligible Lender”) with respect to the eligible loan to be made to the Borrower under the Facility (the “Eligible Loan”), the Reserve Bank, the Board, and the Secretary (each, a “Beneficiary” and, collectively, the “Beneficiaries”) in connection with Borrower’s participation in the Facility.
I hereby confirm that I have the full power and authority to make the following certifications and covenants on behalf of the Borrower and that the Borrower has the full power and authority to enter into, deliver, and perform the following covenants, agreements, and undertakings, and that such covenants, agreements, and undertakings (i) have been duly and validly authorized, executed, and delivered by the Borrower and (ii) are the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except that such enforceability against the Borrower may be limited by bankruptcy, insolvency, or other similar laws of general applicability affecting the enforcement of creditors’ rights generally and by a court’s discretion in relation to equitable remedies. I also hereby confirm that I have consulted with such other officers, employees, and advisors of the Borrower as I have deemed appropriate, and made such other investigations and inquiries as I have deemed appropriate, in order to make the following certifications, covenants, and agreements.
1.    Facility Borrower Eligibility Certifications and Covenants. In connection with Borrower’s proposed participation in the Facility, I hereby:
1.A.certify that, as of the date hereof, the Borrower is a Business (as defined in the Instructions);
1.B.certify that the Borrower was established (as defined in the Instructions) prior to March 13, 2020;
1.C.certify that, as of the date hereof, after reasonable, good faith diligence (as explained in the Instructions), the Borrower has no reason to believe that it is an Ineligible Business (as defined in the Instructions);
1.D.certify that, as of the date hereof, the Borrower (when aggregated with its affiliates in accordance with the Instructions) meets at least one of the following two conditions: (i) has 15,000 employees or fewer, or (ii) had 2019 annual revenues of $5 billion or less; and

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1.E. certify that, as of the date hereof, the Borrower has not also participated in, and covenant and agree that the Borrower will not seek to participate simultaneously in, the Main Street New Loan Facility, the Main Street Expanded Loan Facility, or the Primary Market Corporate Credit Facility.
2.    CARES Act Borrower Eligibility Certifications and Covenants. In connection with Borrower’s proposed participation in the Facility, I hereby:
2.A.certify that, as of the date hereof, the Borrower has not received specific support pursuant to the Coronavirus Economic Stabilization Act of 2020 (Subtitle A of Title IV of the CARES Act);
2.B.certify that, as of the date hereof, the Borrower is created or organized in the United States or under the laws of the United States with significant operations in and a majority of its employees based in the United States, consistent with section 4003(c)(3)(C) of the CARES Act;
2.C.certify that, as of the date hereof, to the best of my knowledge and based on reasonable diligence (as explained in the Instructions), the Borrower is not a Covered Entity (as defined in the Instructions); and
2.D.covenant and agree that the Borrower will comply with the compensation, stock repurchase, and capital distribution restrictions that apply to direct loan programs under section 4003(c)(3)(A)(ii) of the CARES Act, except that an S corporation or other tax pass-through entity that is a Borrower may make distributions to the extent reasonably required to cover its owners’ tax obligations in respect of the Borrower’s earnings.
3. FRA and Regulation A Borrower Eligibility Certifications. In connection with Borrower’s proposed participation in the Facility, I hereby certify, as of the date hereof, that the Borrower:
3.A.is unable to secure adequate credit accommodations from other banking institutions, consistent with 12 CFR 201.4(d)(8); and
3.B.is not Insolvent (as defined in the Instructions), consistent with 12 CFR 201.4(d)(5).
4.    Eligible Loan Certifications. In connection with the Borrower’s proposed participation in the Facility, I hereby certify that:
4.A.(i) the Borrower has provided financial records to the Eligible Lender and a calculation of the Borrower’s (and, if relevant, the Borrower’s affiliates’ and Selected Subsidiaries’ (as defined in the Instructions)) adjusted 2019 earnings before interest, taxes, depreciation, and amortization (“EBITDA”), reflecting only those adjustments permitted pursuant to the methodology agreed upon with the Eligible Lender, and (ii) such financial records fairly present, in all material respects, the financial condition of such entities for the period covered thereby in accordance with U.S. Generally Accepted Accounting Principles (if applicable), consistently applied, and that such adjusted EBITDA calculations are true and correct in all material respects;
4.B.if the Eligible Loan is unsecured, the Borrower’s other Loans or Debt Instruments (as defined in the Instructions), other than Mortgage Debt (as defined in the Instructions), are unsecured at the time of origination of the Eligible Loan;
4.C.if the Eligible Loan is secured, the Borrower has provided the Eligible Lender with (i) good faith valuations of any collateral security for the Eligible Loan (including security for the Selected Subsidiaries’ guarantees, if applicable) at the time of origination of the Eligible Loan, (ii) good faith valuations of any collateral security for each of the Borrower’s other Loans or Debt Instruments (other than Mortgage Debt) at the time of origination of the Eligible Loan, (iii) good faith calculation of the outstanding aggregate principal amount of each of the Borrower’s other Loans or Debt Instruments (other than Mortgage Debt) at the time of origination of the Eligible Loan and (iv) confirmation as to whether any collateral security for the

Issued on June 11, 2020
Eligible Loan (including security for the Selected Subsidiaries’ guarantees, if applicable) is Shared Collateral (as defined in the Instructions); and
4.D. if the Eligible Loan is secured, I have no knowledge or reason to believe that the lien of the Eligible Lender in any Shared Collateral is not senior to or pari passu with the lien on such Shared Collateral securing any of the Borrower’s other Loans or Debt Instruments, other than Mortgage Debt.
5. Additional Borrower Certifications and Covenants. In connection with the Borrower’s proposed participation in the Facility, I hereby:
5.A.covenant and agree that the Borrower will not repay the principal balance of, or pay any interest on, any debt unless the principal or interest payment is mandatory and due, until (i) the Eligible Loan is repaid in full or (ii) neither the SPV nor a Governmental Assignee (as defined in the Instructions) holds an interest in the Eligible Loan in any capacity, provided that the Borrower may, at the time of origination of the Eligible Loan, refinance existing debt owed by the Borrower to a lender that is not the Eligible Lender;
5.B.covenant and agree that the Borrower will not seek to cancel or reduce any of its committed lines of credit with the Eligible Lender or any other lender until (i) the Eligible Loan is repaid in full or (ii) neither the SPV nor a Governmental Assignee holds an interest in the Eligible Loan in any capacity;
5.C.certify that, as of the date hereof, I have a reasonable basis to believe that, after giving effect to the Eligible Loan, the Borrower has the ability to meet its financial obligations for at least the next 90 days and does not expect to file for bankruptcy during that time period;
5.D.covenant and agree that, if the Borrower is a subsidiary of a foreign company, the Borrower will use the proceeds of the Eligible Loan only for the benefit of the Borrower, its consolidated U.S. subsidiaries, and other affiliates of the Borrower that are U.S. businesses, and not for the benefit of the Borrower’s foreign parents, affiliates, or subsidiaries;
5.E.certify that I have informed the Eligible Lender if, as of the date hereof, the Borrower has previously received, or has a pending application to receive, funds in connection with any Main Street Facility, as well as the value of such funding;
5.F.certify that, to my knowledge after reasonable diligence, none of the Borrower’s affiliates has accessed the Main Street New Loan Facility, the Main Street Expanded Loan Facility, or the Primary Market Corporate Credit Facility as of the date hereof, and the Borrower has informed the Eligible Lender if, after reasonable diligence, it has determined that any of its affiliates has previously received, or has a pending application to receive, funds in connection with the Facility, as well as the value of such funding; and
5.G.certify that, if (and only if) the Borrower is, as of the date hereof, a company, all or substantially all of the assets of which comprise equity interests in other entities, then (i) the Eligible Loan is fully guaranteed on a joint and several basis by its Selected Subsidiaries and (ii) if the Eligible Loan is secured, then the Selected Subsidiaries’ guarantees are also secured.
6. Indemnification. The Borrower shall indemnify, defend, and hold each Beneficiary and its officers, directors, agents, partners, members, controlling entities, and employees (collectively, “Indemnitees”) harmless from and against any liability, claim, cost, loss, judgment, damage, or expense (including reasonable attorneys’ fees and expenses) that any Indemnitee incurs or suffers as a result of or arising out of a material

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breach of any of Borrower’s representations, warranties, covenants, or agreements in these Borrower Certifications and Covenants.
7. Miscellaneous.
7.A.I further covenant and agree that the Borrower will promptly notify the Eligible Lender of any material misrepresentation with respect to any certification hereunder and any material breach of any covenant made hereunder during the time in which the Eligible Loan is outstanding and the SPV, or any Governmental Assignee, holds an interest in the Eligible Loan, and for one year after the Eligible Loan is no longer owned in any capacity by the SPV or any other Governmental Assignee.
7.B.I acknowledge that, if this certification includes a knowing material misrepresentation, in addition to all remedies available at law, in equity or otherwise, the SPV, the Reserve Bank, the Board, or the Secretary may refer the matter to the relevant law enforcement authorities for investigation and possible action in accordance with applicable criminal and civil law. See, e.g., 18 U.S.C. § 1001; 31 U.S.C. § 3729.
7.C.I further acknowledge that, the Eligible Loan and any other financial assistance provided to the Borrower through the Facility would promptly become due and payable upon discovery of a material misrepresentation or material breach of covenant related to Section 2 (CARES Act Borrower Eligibility Certifications and Covenants) or Section 3 (FRA and Regulation A Borrower Eligibility Certifications) of these Borrower Certifications and Covenants.
7.D.I further acknowledge that the Reserve Bank, the Board, the Department of the Treasury, and any Governmental Assignee or agency of the Federal government associated with such Governmental Assignee may make public and nonpublic disclosures with respect to the Facility including, without limitation, those required under applicable law. These disclosures may include the identity of the Borrower; the date and amount of the loan provided to the Borrower through the Main Street Facilities; the form in which the loan was provided to the Borrower; material terms of such loan; and other information. In addition, the SPV or the managing member of the SPV may make disclosures of information that it receives from and about the Borrower in connection with the Facility to the Reserve Bank, the Board, the Department of the Treasury, and any Governmental Assignee or agency of the Federal government associated with such Governmental Assignee. On behalf of the Borrower, I consent to such disclosures.
7.E.I covenant and agree that the Borrower will retain records (the “File”) containing the basis for the certifications in Section 2 (CARES Act Borrower Eligibility Certifications and Covenants) and compliance with the covenant therein, and will make such information available to the Reserve Bank as promptly as practicable upon request of the Reserve Bank, either as (i) a copy of the File for the Reserve Bank’s own inspection or review or (ii) an attestation by an external auditor that the auditor has examined the File and has found it sufficient to support the certification and compliance with the related covenant. If the Borrower submits an attestation by an external auditor, the Reserve Bank reserves the right to request a copy of the File for its own inspection or review. The Borrower will retain the File for a period of 10 years following the termination of all of the Main Street Facilities, or for the period of time required by the Borrower’s document retention policies, whichever is longer.
The illegality, invalidity or unenforceability of any provision of these Borrower Certifications and Covenants under the law of any jurisdiction shall not affect its legality, validity, or enforceability under the law of any other jurisdiction or the legality, validity, or enforceability of any other provision.
THESE BORROWER CERTIFICATIONS AND COVENANTS, THE RIGHTS AND OBLIGATIONS OF THE BORROWER AND BENEFICIARIES UNDER THESE BORROWER CERTIFICATIONS AND COVENANTS

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AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THESE BORROWER CERTIFICATIONS AND COVENANTS OR THE TRANSACTION (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THEREOF THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION).
The Borrower irrevocably and unconditionally submits to and accepts the non-exclusive jurisdiction of the United States District Court for the District of Massachusetts located in the City of Boston or the courts of the Commonwealth of Massachusetts located in the County of Suffolk for any action, suit, or proceeding arising out of or based upon these Borrower Certifications and Covenants or any matter relating to them and waives any objection that it may have to the laying of venue in any such court or that any such court is an inconvenient forum or does not have personal jurisdiction over it.
These Borrower Certifications and Covenants may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. These Borrower Certifications and Covenants shall become effective when it shall have been duly executed and delivered by the undersigned officers of the Borrower. The words “executed,” signed,” “signature,” and words of like import as used above and elsewhere in these Borrower Certifications and Covenants may include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif”, or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
Name of the Borrower: NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Name of the Lender: FIRST INTERNATIONAL BANK & TRUST

On behalf of the Borrower:

By:	/s/ Charles Thompson	By:	/s/ Eric Bauer
Name:	Charles Thompson	Name:	Eric Bauer
Title:	CEO	Title:	CFO
Date:	11/16/20	Date:	11/16/20